Exhibit 99.j(1)

                     CONSENT OF WILLKIE FARR & GALLAGHER LLP

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of TD Asset Management USA Funds Inc. filed as part of its Registration Statement (File No. 33-96132).

                                              /s/ Willkie Farr & Gallagher LLP
                                              ----------------------------------
                                              Willkie Farr & Gallagher LLP

New York, New York
February 25, 2009